UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2013

Online Resources Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-26123	52-1623052
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4795 Meadow Wood Lane, Chantilly, Virginia	20151
(Address of principal executive offices)	(Zip Code)

703-653-3100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On March 11, 2013, pursuant to the terms of the previously announced Transaction Agreement, dated as of January 30, 2013 (the “Transaction Agreement”), by and among ACI Worldwide, Inc., a Delaware corporation (“ACI”), Ocelot Acquisition Corp., a Delaware corporation and direct wholly owned subsidiary of ACI (“Purchaser”), and Online Resources Corporation, a Delaware corporation (“ORCC”), Purchaser was merged with and into ORCC, with ORCC continuing as the surviving corporation and a wholly owned subsidiary of ACI.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously announced, pursuant to the terms of the Transaction Agreement and upon the terms and conditions thereof, ACI and Purchaser commenced a tender offer (the “Offer”) to acquire all of the outstanding shares of ORCC’s common stock, par value $0.0001 per share (the “Shares”), for $3.85 per Share in cash, without interest and subject to applicable withholding taxes (the “Offer Price” or the “Merger Consideration”).

On March 11, 2013, ACI announced the completion of the Offer which expired at 12:00 midnight, New York City time, on March 8, 2013. According to the American Stock Transfer & Trust Company, LLC, the depositary for the Offer, as of the expiration of the Offer, approximately 28,588,101 shares (excluding 607,135 shares that were tendered pursuant to guaranteed delivery procedures) were validly tendered and not withdrawn in the Offer, representing approximately 82.8% of ORCC’s issued and outstanding shares. On March 11, 2013, ACI also announced that Purchaser had accepted for payment, in accordance with the terms of the Offer, all shares that were validly tendered and not withdrawn prior to the expiration of the Offer.

In addition, on March 11, 2013, pursuant to the terms of the Transaction Agreement, Purchaser exercised its option (the “Top-Up Option”) to purchase directly from ORCC an aggregate number of additional Shares that, when added to the number of Shares already owned immediately prior to the exercise of such option (which for these purposes does not include Shares that were tendered subject to guaranteed delivery procedures), would result in Purchaser, ACI and ACI’s wholly owned subsidiaries owning at least 90% of the then outstanding Shares. Pursuant to the exercise of the Top-Up Option, Purchaser purchased directly from ORCC a total of 24,925,134 newly issued Shares (the “Top-Up Option Shares”) at the Offer Price. Such Top-Up Option Shares, combined with the Shares already owned by Purchaser, ACI and ACI’s wholly owned subsidiaries, represented 90% of the then outstanding Shares.

Pursuant to the terms of the Transaction Agreement, following the exercise of the Top-Up Option, Purchaser effected a “short form” merger under Delaware law of Purchaser with and into ORCC, with ORCC as the surviving corporation, without the need for a meeting of ORCC’s stockholders (the “Merger”). At the effective time of the Merger on March 11, 2013, all outstanding Shares, other than (i) Shares owned by ACI, Purchaser or any of their subsidiaries, (ii) Shares owned by ORCC or any of its subsidiaries, and (iii) Shares held by ORCC shareholders who properly demand appraisal for their shares under Delaware law, were cancelled and converted into the right to receive the Merger Consideration. As a result of the Merger, ORCC became a wholly owned subsidiary of ACI.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing rule or Standard; Transfer of Listing

As a result of the Offer and the Merger, ORCC no longer fulfills the numerical listing requirements of the NASDAQ Global Select Market (“Nasdaq”). On March 11, 2013, ORCC notified Nasdaq of its intent to remove its Shares from listing on

Nasdaq and requested that Nasdaq file a Notification of Removal from Listing on Form 25 with the Securities and Exchange Commission (“SEC”) to delist and deregister the Shares, which Nasdaq filed on such date. ORCC intends to file with the SEC a Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which would terminate and suspend ORCC’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. The trading of Shares on Nasdaq was suspended on March 11, 2013.

Item 3.02	Unregistered Sales of Equity Securities

The information included in Item 2.01 regarding the Top-Up Option is incorporated into this Item 3.02 by reference. The Top-Up Option and the shares issued upon exercise of the Top-Up Option were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act, as a transaction by an issuer not involving a public offering.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Items 2.01, 3.01, and 5.01 is incorporated into this Item 3.03 by reference.

At the effective time of the Merger, each outstanding Share immediately prior to the effective time (other than (i) Shares owned by ACI, Purchaser or any of their subsidiaries, (ii) Shares owned by ORCC or any of its subsidiaries, and (iii) Shares held by ORCC shareholders who properly demand appraisal for their shares under Delaware law) was cancelled and converted into the right to receive the Merger Consideration.

Item 5.01	Changes in Control of Registrant

As a result of the acceptance of and payment for Shares in the Offer, on March 11, 2013, a change of control of ORCC occurred. Upon the effectiveness of the Merger, ORCC became a wholly owned subsidiary of ACI. The disclosure under Items 2.01 and 3.01 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger and pursuant to the terms of the Transaction Agreement, at the effective time of the Merger, each of ORCC’s directors ceased to be members of its Board of Directors (the “Board”). As of the effective time, each of Dennis P. Byrnes and Craig Maki, the directors of Purchaser immediately prior to the effective time, became the members of the Board of ORCC.

In addition, the initial officers of the surviving corporation are the officers of ORCC immediately prior to the effective time.

The biography of each of these directors is contained in ORCC’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on February 8, 2013, including the Information Statement comprising Annex A thereto, and such information is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In connection with the Merger and pursuant to the terms of the Transaction Agreement, at the effective time of the Merger, each of the certificate of incorporation and bylaws of ORCC were restated in their entirety. The restated certificate of incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference. The amended and restated bylaws are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Certificate of Incorporation.

Exhibit 3.2	Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONLINE RESOURCES CORPORATION

March 13, 2013	By:	/s/ Dennis P. Byrnes

		Name:	Dennis P. Byrnes

		Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Certificate of Incorporation.

Exhibit 3.2	Amended and Restated Bylaws.